SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                     Current Report Pursuant to Section 13
                    of the Securities Exchange Act of 1934

         Date of Report (Date Earliest Event reported) -- May 29, 2003
                                                         (May 28, 2003)

                              CB BANCSHARES, INC.

            (Exact name of registrant as specified in its charter)
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

         Hawaii                           0-12396                      99-0197163
(State of Incorporation)       (Commission File Number)     (IRS Employer Identification No.)
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                  201 Merchant Street, Honolulu, Hawaii 96813
                   (Address of principal executive offices)

                                (808) 535-2500
                        (Registrant's Telephone Number)

===============================================================================

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Item 5.  Other Events and Regulation FD Disclosure

         On May 28, 2003, CB Bancshares, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors had amended the Company's shareholder rights plan. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

         The text of the amendment to the Rights Agreement is set forth as
Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

         99.1     Press Release issued May 28, 2003

         99.2     Amendment No. 5 to Rights Agreement, dated May 28, 2003



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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 29, 2003                       CB Bancshares, Inc.

                                          By:     /s/ Dean K. Hirata
                                                  -----------------------------
                                                  Dean K. Hirata
                                                  Senior Vice President and
                                                  Chief Financial Officer
                                                  (principal financial officer)

_______________________________________________________________________________



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                                                                EXHIBIT 99.1

May 28, 2003

FOR IMMEDIATE RELEASE
---------------------
Contact:     Wayne T. Miyao
             Senior Vice President, City Bank
             Corporate Communications
             Ph: (808) 535-2590
             Email: wmiyao@cb-hi.net
             Website: www.citybankhawaii.com



           CB BANCSHARES ANNOUNCES THAT SHAREHOLDERS RIGHTS PLAN IS
          TRIGGERED BY CENTRAL PACIFIC AND its SHAREHOLDER GROUP IF
                   ACTION TO CALL SPECIAL MEETING IS VALID
          ---------------------------------------------------------

  Maintains That Authorizations and Call For June 26 Meeting Are Invalid and
              Therefore Shareholder Rights Plan Not Yet Triggered

   Central Pacific Can Avoid Triggering Plan by Voiding Request For June 26
                Meeting and Soliciting Authorizations Publicly

HONOLULU, May 28, 2003 - CB Bancshares, Inc. (Nasdaq: CBBI) announced today that its Board of Directors has amended the company's shareholder rights plan to avoid a distribution of the rights as a result of an invalid request by Central Pacific Financial Corp. (NYSE: CPF) for a special meeting. Under the plan as it existed prior to the amendment, a distribution of the rights would have resulted from Central Pacific obtaining authorizations to call a special shareholders meeting from CB Bancshares shareholders owning approximately 27% of the outstanding shares in a non-public solicitation. The amendment to the plan states that Central Pacific will not be deemed to be the beneficial owner of the shares underlying any of these authorizations unless the authorization ultimately is delivered to CB Bancshares for a valid and effective purpose under Hawaii law and CB Bancshares governing documents. Accordingly, under the plan, if Central Pacific's call for a June 26, 2003 shareholder meeting is valid, Central Pacific will have triggered a distribution of the rights.

"Central Pacific, Tontine Financial Partners, The Banc Funds Co. and others, including, we believe, a major investment fund, apparently were unaware or ignored that obtaining shareholder authorizations through a non-public solicitation would trigger the CB Bancshares rights plan if a sufficient number of shares are involved," a spokesman for CB Bancshares


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stated. "If the rights distribute in such a situation, and if Central Pacific were to acquire over a majority of CB Bancshares outstanding shares, all holders of rights other than Central Pacific and the shareholders who authorized Central Pacific to call the special meeting would have the right to acquire shares of CB Bancshares at one-half the market price through exercise of the rights. In addition, if CB Bancshares thereafter merged with Central Pacific, holders of rights would have the right to acquire shares of Central Pacific stock at one-half their market price through exercise of the rights. We doubt that Central Pacific has informed its shareholders and the CB Bancshares shareholders who participated with it about this dilution."

As previously announced, Central Pacific obtained authorizations through a non-public solicitation of institutional shareholders of CB Bancshares who hold in the aggregate in excess of 20% of CB Bancshares outstanding common stock. CB Bancshares rights plan is triggered at a 20% beneficial ownership level. Central Pacific delivered the authorizations to CB Bancshares in an attempt to call a second special meeting of shareholders on June 26, 2003 to vote upon Central Pacific's proposed control share acquisition again. CB Bancshares advised Central Pacific that its purported call for a special meeting is invalid for numerous reasons, but Central Pacific has insisted that its call is valid and that the authorizations it has delivered from shareholders owning close to 30% of CB Bancshares stock are valid and effective for this purpose.

The amendment to the CB Bancshares rights plan provides that Central Pacific will not be deemed to have acquired "beneficial ownership" of the shares covered by any of the authorizations, unless and until such authorization is delivered to CB Bancshares for a valid and effective purpose in accordance with Hawaii law and CB Bancshares governing documents prior to its revocation. So if Central Pacific's use of any authorization not obtained in a public solicitation should prove to be valid, the shares represented by such authorization would be owned by Central Pacific for purposes of the rights plan. Central Pacific could obtain authorizations to call a special meeting from CB Bancshares shareholders owning in excess of 20% of the outstanding shares without triggering a distribution of the rights if the solicitation is conducted publicly in accordance with applicable federal securities laws.

CB Bancshares, Inc. is a bank holding company, which provides a full range of banking products and services for small-and-medium-sized businesses and retail customers through its principal subsidiary, City Bank. City Bank maintains 21 branches on the islands of Oahu, Hawaii, Maui and Kauai.

                                    -----

This communication may be deemed to include forward-looking statements, such as statements that relate to CB Bancshares' financial results. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intent," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." Forward-looking statements are CB Bancshares' current estimates or expectations of future events or future results. For such statements, CB Bancshares claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those indicated by these statements because the realization


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of those results is subject to many risks and uncertainties. CB Bancshares'
2002 Annual Report on Form 10-K and other periodic reports to the Securities and Exchange Commission contain additional information about factors that could affect actual results. All forward-looking statements included in this communication are based on information available at the time of the release, and CB Bancshares assumes no obligation to update any forward-looking statement.

Subject to future developments, CB Bancshares may file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 relating to any tender/exchange offer made by Central Pacific Financial Corp. Shareholders of CB Bancshares are advised to read CB Bancshares' Solicitation/Recommendation Statement on Schedule 14D-9 when such document becomes available because it will contain important information. Shareholders of CB Bancshares and other interested parties may obtain, free of charge, copies of the Schedule 14D-9 (when available) and other documents filed by CB Bancshares with the SEC at the SEC's internet website at www.sec.gov. Each of these documents (when available) may also be obtained, free of charge, by calling investor relations at CB Bancshares at 808-546-8413.


                                     # # #


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                                                                   EXHIBIT 99.2

                      AMENDMENT NO. 5 TO RIGHTS AGREEMENT

         This Amendment No. 5 to Rights Agreement (this "Amendment") is entered into as of this 28th day of May, 2003, by and between CB Bancshares, Inc., a Hawaii corporation (the "Company") and City Bank, a Hawaii-chartered bank (the "Rights Agent"), and further amends the Rights Agreement dated as of March 16, 1989, as amended, between the Company and the Rights Agent (the "Rights Agreement"). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Rights Agreement.

                  WHEREAS, on April 15, 2003, the Company received a letter from Central Pacific Financial Corp., a Hawaii corporation ("CPF"), setting forth a proposal (the "Merger Proposal") for a merger of the Company with and into CPF pursuant to which each Share would be converted into the right to receive $21.00 in cash and 1.8956 shares of common stock, no par value per share, of CPF ("CPF Common Stock");

                  WHEREAS, on April 28, 2003, CPF filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (the "S-4"), with respect to CPF's proposed offer (the "Offer") to exchange any and all outstanding Shares for cash, shares of CPF Common Stock, or a combination of both, upon the terms and subject to the conditions contained in the S-4;

                  WHEREAS, on April 28, 2003, pursuant to Section 414E of the Hawaii Revised Statutes (the "Control Share Acquisition Act"), CPF delivered to the Company an Acquiring Person Information Statement requesting the Company to call a special meeting of shareholders (the "Special Meeting") for the purpose of voting on a proposal to approve the acquisition by CPF of over a majority of the outstanding voting power of the Company pursuant to the Offer;

                  WHEREAS, on May 1, 2003, CPF issued a news release (the "May 1 Release") stating that the Offer consideration had been adjusted to account for the 10% stock dividend declared by the Board of Directors of the Company on April 23, 2003, so that each share of Common Stock would be exchanged into the right to receive $19.09 in cash and 1.7233 shares of CPF Common Stock;

                  WHEREAS, on May 4, 2003, the Board resolved that the Merger Proposal (as amended by the May 1 Release) was inadequate and not in the best interests of the Company and was rejected, and the Board recommended that the holders of Shares vote, in person or by properly executed proxy, against the CPF control share acquisition proposal to be considered at the Special Meeting;

                  WHEREAS, on May 9, 2003, (i) the Company received a letter from CPF rescinding the Merger Proposal and setting forth a new proposal for a merger of the Company with and into CPF pursuant to which each Share would be converted into the


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right to receive $22.27 in cash and 1.6005 shares of CPF Common Stock on a post-stock dividend basis (the "Amended Merger Proposal"); and (ii) CPF filed with the SEC a second amendment to the S-4 to modify the terms of the Offer so that the consideration to be paid in the Offer would be the same as that reflected in the Amended Merger Proposal;

                  WHEREAS, on May 12, 2003, the Board resolved that the Amended Merger Proposal was inadequate and not in the best interests of the Company and was rejected, and the Board recommended that the holders of Shares vote, in person or by properly executed proxy, against the CPF control share acquisition proposal to be considered at the Special Meeting;

                  WHEREAS, on May 13, 2003, CPF delivered to the Company agent designations from holders of 1,063,012 Shares, or approximately 27% of the outstanding Shares, which designations purportedly authorized CPF, as a Company shareholder, to call a new special meeting of shareholders under the Control Share Acquisition Act to be held on June 26, 2003;

                  WHEREAS, on May 20, 2003, CPF delivered to the Company an additional agency designation executed in favor of CPF by a holder of 166,822 Shares, and CPF purportedly joined such shareholder in CPF's call for a special shareholder meeting to be held on June 26, 2003; and

                  WHEREAS, pursuant to Section 10.2 of the Rights Agreement, a majority of the Disinterested Directors of the Company may amend any provision of the Rights Agreement, without the approval of any holders of Rights.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereto intending to be legally bound hereby agree as follows:

1. The following proviso shall be added at the end of subparagraph (iii) of Section 1.1(c) of the Rights Agreement:

         "; provided further, however, that Central Pacific Financial Corp. ("Central Pacific") shall not be deemed to be the Beneficial Owner of any Shares represented by any of the agency designations delivered by Central Pacific to the Company on May 13, 2003 or the agency designation delivered by Central Pacific to the Company on May 20, 2003, solely by virtue of having obtained such agency designation, unless and until such agency designation shall have been delivered directly or indirectly by or on behalf of Central Pacific (or any Affiliate


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         or Associate thereof) to the Company for a valid and effective purpose in accordance with Hawaii law and in accordance with the Company's articles of incorporation and bylaws at any time prior to the revocation or termination of such agency designation."

2. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement, as amended hereby. Except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. In the event of any conflict or inconsistency between the provisions of this Amendment on the one hand and the Rights Agreement on the other hand, with respect to the matters set forth herein or contemplated hereby, the provisions of this Amendment shall govern such conflict or inconsistency.

3. This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same agreement.

4. This Amendment shall be deemed to be a contract made under the laws of the State of Hawaii and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 5 to Rights Agreement effective as of the date first written above.


                                            CB BANCSHARES, INC.


                                            By: /s/ Ronald K. Migita
                                                Name:  Ronald K. Migita
                                                Title: President and Chief
                                                       Executive Officer

Attest:

/s/ Caryn S. Morita


                                            CITY BANK, as Rights Agent


                                            By: /s/ Richard C. Lim
                                                Name:  Richard C. Lim
                                                Title: President and Chief
                                                       Operating Officer

Attest:

/s/ Caryn S. Morita


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